                                 EXHIBIT 10.1

                    SENIOR SECURED NOTE PURCHASE AGREEMENT

                  This SENIOR SECURED NOTE PURCHASE AGREEMENT ("Agreement") is entered into as of this 14th day of October, 1997 between American Film Technologies, Inc., 300 Park Avenue, 17th Floor, New York, New York 10022 (the "Company") on the one hand, and the lenders who have executed the signature page hereof (collectively, the "Lenders") on the other hand. The Notes with respect to Wetzler shall be substantially in the form of Exhibit A-1 hereto and made a part hereof and the Notes with respect to the other Lenders shall be in the form of Exhibit A-2 attached hereto and made a part hereof.

                             W I T N E S S E T H:

                  WHEREAS, the Company is in need of additional capital to continue to finance its operations and to continue its business; and

                  WHEREAS, Lenders are each willing to lend to the Company the amounts set forth below their names on the signature page hereto and made a part hereof and the Company is willing to borrow an aggregate amount of up to One Million Dollars ($1,000,000) pursuant to two-year promissory notes secured by all of the assets of the Company (the "Notes"), such Notes having a first priority security interest in all of the assets of the Company (the "Collateral") which security interest is pari passu with the security interests granted to the holders of the other Notes. Said Notes shall bear no interest and shall be convertible into the $.002 par value per share common stock of the Company (the "Common Stock") at a rate of Three Cents ($.03) per share (the "Note"); and

                  WHEREAS, the Company is willing to sell to the Lenders the Notes pursuant to the terms thereof and such other terms and conditions as set forth herein; and

                  WHEREAS, the Board of Directors of the Company has authorized and approved of the sale of the Notes to the Lenders and with respect to Mr. Wetzler as the Company's Chief Executive Officer and President, in conformity with the provisions of Section 16(b)-3 of the Securities Exchange Act of 1934, as amended, containing certain additional restrictions on the sale or transfer of the Note and the ability of Mr. Wetzler to convert his Note into Common Stock; and

                  NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Lenders agree as follows:

                  1. Purchase and Sale of the Note. Upon satisfaction of the conditions set forth in Sections 2 and 3 below, the Company shall sell to each of the Lenders, and each of the Lenders shall purchase from the Company, a
Note in the principal amount set forth below such Lender's name on the signature page hereof (the "Loan").

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                  2. Registration Undertaking. The Company agrees to grant the
Lenders "piggy-back" registration rights with respect to the shares of Common Stock into which the Notes are convertible (the "Shares") in accordance with the "Registration Undertaking" attached hereto and made a part hereof as Exhibit "B".

                  3. Conditions Precedent, Delivery of the Note.

                           a.  The obligations of the Company hereunder shall
be subject to and conditioned upon the satisfaction of all of the following conditions:

                                    (i) The execution and delivery of this
                                    Agreement by the Lenders;

                                    (ii) The completion, execution and
                                    delivery by each of the Lenders to the
                                    Company of the Lender's Questionnaire,
                                    attached hereto as Exhibit "C";

                                    (iii) Closing of the Loan and delivery of the principal amount of the Notes to the Company on or before 5:00 pm New York time on October 31, 1997; and

                                    (iv) All of the representations and
                                    warranties of the Lenders contained herein remain true and correct.

         (b) The obligations of the Lenders hereunder shall be subject to and conditioned upon the satisfaction of the following conditions: the execution and delivery by the Company of this Agreement, the Security Agreement, attached hereto as Exhibit "D", the Registration Undertaking and the Notes by the Company; and

         (c) Upon satisfaction of all of the conditions precedent set forth in
Section 3(a) and 3(b) above, the Company shall cause to be delivered to the Lenders at the addresses set forth in Section 8(b) below the Notes each containing a restrictive legend substantially similar to that set forth in
Section 7 below, the Registration Undertaking and a Security Agreement and related documents to grant to the Lenders a first priority security interest in the Collateral, which security interest is pari passu with the security interests granted to the holders of the other Notes (the "Security Agreement").

                  4. Representations of the Company. The Company represents and warrants that:

                           (a) the Company is duly incorporated and in good
standing in the State of Delaware;

                           (b) upon issuance, the Note will be (i) validly
issued, fully paid and nonassessable; and (ii) free of any liens or encumbrances;


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                           (c) the Loan has been duly authorized and approved
by the Company;

                           (d) the consummation of the Loan as contemplated by
this Agreement does not violate the terms of the Company's Certificate of Incorporation or By- Laws: and

                           (e) upon the execution of this Agreement, the
Security Agreement, and the filing with the appropriate governmental bodies of such other security documents as may be necessary, the Lenders shall receive a first priority security interest in the Collateral, which security interest is pari passu with the security interests granted to the holders of the other Notes.

         Except as expressly set forth above, the Company makes no representations or warranties of any kind or nature to the Lenders.

                  5. Representations of Lenders. Each of the Lenders represents and warrants in favor of the Company that:

                           (a) Lender is acquiring the Note and the Shares for
its own account, for investment purposes only, and not with a view to or for the Loan, distribution or assignment thereof, in whole or in part;

                           (b) that the offer and Loan of the Note and the
Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), and under the laws of any other jurisdiction; that the Company does not intend and is under no obligation to so register the Note or the Shares, except as expressly set forth in the Registration Undertaking; that the Note and the Lender will not sell, assign, pledge or otherwise transfer the Shares unless they are subsequently registered under the Act or pursuant to an exemption therefrom; and that legends to the foregoing effect will be placed on the Certificates evidencing the Notes and the Shares;

                           (c) Lender has the financial ability to bear the
economic risk of its investment in the Company, including its possible loss, has adequate means of providing for his current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

                           (d) Lender has the knowledge and experience in
financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Note and the Shares;

                           (e) Lender is an "accredited investor" as such term
is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended;

                           (f) Lender has been provided an opportunity to
obtain information concerning the offering, the Company and all other information to the extent the Company or its representatives possess such information or can acquire it without unreasonable effort or expense;

                           (g) Lender has been given the opportunity to ask
questions of and receive answers from the representatives of the Company concerning the Company, the Note and the Shares, the terms and conditions of the Loan and other matters pertaining to this investment, and has been given the opportunity to obtain additional information necessary to verify the accuracy of the information provided in order for it to evaluate the merits and risks of an investment in the Company to the extent the representatives possess such information or can acquire it without unreasonable effort or expense, and has not been furnished any offering literature or prospectus except the SEC Documents, as hereinafter defined;

                           (h) Lender has determined that its investment in
the Company through its purchase of the Note is a suitable investment for it and that at this time it can bear a complete loss of its investment;

                           (i) In making his decision to invest in the Company
through the purchase of the Note the Lender has relied solely upon independent investigations made by it;

                           (j) Lender has reached the age of majority in the
state in which it resides and is a bona fide resident and domiciliary of the state set forth on the signature page.

                           (k) Lender represents and acknowledges that it has
received, read and understood the following documents:

                                    (i) The Company's Form 10-K Report for its fiscal year ended June 30, 1996;

                                    (ii) The Company's Form 10-Q Reports for the fiscal quarters ended September 30, 1996, December 31, 1996, March 31,1997;

                                    (iii) The Company's Notice of Meeting and
                                    Proxy Solicitation Materials dated January
                                    31, 1997 with respect to its Annual
                                    Meeting of Shareholders held on February
                                    26, 1997; and

                                    (iv) The Company's draft Form 10-K Report for its fiscal year ended June 30, 1997.

(Said documents included in (i), (ii), (iii) and (iv) above are hereinafter collectively referred to as the "SEC Documents", attached hereto and made a part hereof as Exhibit "E").


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



                           (l) Lender is not subscribing as a result of or
subsequent to:

                                    (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                                    (ii) any seminar or meeting whose
                                    attendees, including the Lender, had been invited as result of, subsequent to or pursuant to any of the foregoing.

                           (m) Any information which the Lender has heretofore
furnished to the Company with respect to its financial position and business experience, including without limitation its Lender's Questionnaire, attached hereto as Exhibit "C", is complete and correct as of the date of this Agreement and if there should be any material change in such information at any time prior to or after acceptance of the Loan, the Lender will immediately furnish such revised or corrected information to the Company.

                           (n) Lender and/or Lender's investment advisors, if
any, have carefully read and reviewed this Agreement, Exhibit "C" hereto and the SEC Documents and understand the risks of, and other considerations relating to, a purchase of Loan, including, but not limited to, the risks set forth under "Risk Factors" contained in item (iv) of the SEC Documents. In connection therewith, Lender is aware of the fact that the Company emerged from a Chapter 11 Bankruptcy proceeding in October 1995, has not engaged in ongoing business operations in over four years and will need significant financing in order to remain in business and significant additional financing thereafter to implement its business plan.

                           (o) Lender will be the only person with a direct or
indirect interest in their Note and their Shares purchased pursuant to this Agreement.

                           (p) Lender acknowledges, represents, agrees and is
aware that:

                                    (i) no Federal or state agency has passed upon the Loan or the Note or the Shares issuable in connection therewith or made any findings or determinations as to the fairness of this investment;

                                    (ii) there are substantial risks of loss of investment incidental to the purchase of the Note and the Shares;

                                    (iii) the investment is an illiquid
                                    investment;

                                    (iv) the representations, warranties,
                                    agreements, undertakings and
                                    acknowledgments made by the Lender in this Agreement are made with the intent that they be relied upon by the Company and its officers in determining his suitability as a Lender of the Note and the Shares, and shall survive the acceptance by the Company of this subscription, In addition, the

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



                                    Lender agrees to notify the Company
                                    immediately of any change in any
                                    representation, warranty or other
                                    information relating to the undersigned
                                    set forth herein;

                                    (v) Lender has read and understood the SEC
                                    Documents.

                           (q) Lender represents, warrants and agrees in favor
of the Company that Lender has determined to make this investment based on its own investigation of the Company and its prospects, that neither the Company nor any of its officers, directors, employees, agents, representatives or attorneys have made any representations to Lender concerning the business or prospects of the Company, that Lender has the business sophistication to determine on its own whether or not to make this investment.

                           6. Indemnification. The Lenders understand the
meanings and legal consequences of the representations and warranties contained in this Agreement and severally but not jointly agree to indemnify and hold harmless the Company and its officers and directors from and against any loss, damage, liability, claim and expense whatsoever, including but not limited to any and all legal expenses, due to or arising out of a breach of any representation or warranty by such Lender, whether contained in this Agreement or the Lender's Questionnaire, or any failure by them to fulfill any covenants or agreements set forth herein or therein or arising out of the Loan or distribution by such Lender of the Note or any Shares in violation of the Act or any applicable state securities laws. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by such Lender, such Lender does not thereby or in any other manner waive any rights granted to the Lender under Federal or state securities laws.

                           7. Legend. The Lenders agree that all Certificates
representing the Shares shall have endorsed thereon the following legends:

                                     (A)    "THE SECURITIES REPRESENTED HEREBY
HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR APPROVED BY ANY FEDERAL OR STATE REGULATORY AGENCY, INCLUDING BUT NOT LIMITED TO THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE ACT, OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE DISCRETION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH

REGISTRATION OR QUALIFICATION PROVISIONS WOULD RESULT FROM
ANY PROPOSED TRANSFER OR ASSIGNMENT."; and

                                    (B) such other legend as may be required
by the state securities laws applicable for each Lender.

                           8. MISCELLANEOUS.

                                    (a) Finders Fees. The Company and the
Lenders acknowledge that neither have directly or indirectly, dealt with anyone acting as a broker, finder or in a similar capacity, or has incurred any obligation for any brokerage, finders' or similar fee or commission in connection with this Agreement or any of the transactions contemplated hereby.

                                    (b) Notices. All notices and other
communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) upon delivery, if personally delivered, sent by commercial over night courier (e.g. Federal Express or DHL), or telefaxed with confirmation copy sent the same day by U.S. mail (postage prepaid); or
(ii) upon the expiration of the fifth (5th) business day after deposit, if mailed by , registered or certified U.S. mail return receipt requested, postage prepaid. All notices shall be addressed to each party at the following address:

                           If to the Company:

                                     American Film Technologies, Inc.
                                     c/o  Gerald M. Wetzler
                                     Chief Executive Officer
                                     300 Park Avenue
                                     17th Floor
                                     New York, New York 10022


                           With a copy to:

                                     Barry L. Burten, Esq.
                                     Jeffer, Mangels, Butler & Marmaro LLP
                                     2121 Avenue of the Stars
                                     10th Floor
                                     Los Angeles, CA. 90067

                           If to Lenders:

                                     Martin D. Shafiroff
                                     c/o Lehman Brothers
                                     3 World Financial Center
                                     21st Floor
                                     New York, New York 10285

                                     Neil Flanzraich, Esq.
                                     c/o Heller, Erhman, White & McAuliff
                                     525 University Avenue
                                     Palo Alto, California 94301-1900

                                     York Capital Management, L.P.
                                     350 Park Avenue, 25th Floor
                                     New York, New York 10022
                                     Attention:  Daniel Schwartz

                                     Gerald M. Wetzler
                                     c/o  American Film Technologies, Inc
                                     300 Park Avenue, 17th Floor
                                     New York, New York 10022

                                     Robert L. Frome
                                     c/o Olshan Grundman Frome & Rosenzweig LLP
                                     505 Park Avenue
                                     New York, New York  10022

                                     Robert Eide Family Trust
                                     c/o Aegis Capital Corporation
                                     70 E. Sunrise Highway
                                     Suite 415
                                     Valley Stream, New York  11581-1264

                                     Howard M. Lorber Irrevocable Trust
                                     c/o Robert Eide, Trustee
                                     70 E. Sunrise Highway
                                     Valley Stream, New York  11581-1264

or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this section.

                                    (c) Entire Agreement. This Agreement,
together with any related documents referred to in this Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter. No amendment, change or modification of this Agreement be valid unless in writing and signed by all of the parties hereto.

                                    (d) Waiver, Amendment and Modification. No
breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Agreement may only be amended or modified by an instrument in writing executed by each of the parties hereto.

                                    (e) Severability. In case any one or more
of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

                                    (f) Counterparts. This Agreement may be
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    (g) Section Headings. The headings
contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Should there be any conflict between any such heading and the section at the head of which it appears, the section and not such heading shall control.

                                    (h) Governing Law. This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of California. The parties hereby consent to the exclusive jurisdiction and venue of the Superior Courts for the State of California located in the County of Los Angeles for the resolution of any disputes arising out of this Agreement.

                                    (i) Successors and Assigns. All of the
terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal or personal representatives, successors and assigns.

                                    (j) Further Assurances. Each of the
parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

                                    (k) Advice of Counsel. The parties hereto,
and each of them, represent and warrant that in executing this Agreement, they have had an opportunity to read and understand this Agreement and to discuss and review the Agreement and their legal rights and obligations with respect thereto and the subject matter thereof with independently selected legal counsel ("Counsel") and in negotiating and executing this Agreement have relied solely upon their own judgment, belief and knowledge, and on the

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advice and recommendations of Counsel concerning the nature, extent and duration of their rights and claims.

                                    (l) Construction. This Agreement shall not
be construed against the party preparing it. Accordingly, any uncertainty or ambiguity shall not be interpreted against any one party and any rule of construction that a document is to be construed against the drafting party shall not be applicable.

                                    (m) Counterparts. This Agreement may be
executed in Counterparts, each of which, when so executed and delivered, shall be an original; however, such counterparts together shall constitute but one and the same Agreement.


                 [Remainder of page intentionally left blank.]

                           IN WITNESS WHEREOF, the parties have caused this
Agreement to be executed as of the day and year first set forth above.

                                 AMERICAN FILM TECHNOLOGIES,
                                      INC.


                                 By: ______________________________________
                                       Gerald M. Wetzler
                                       Chief Executive Officer


                                 LENDERS:

                                 YORK CAPITAL MANAGEMENT, L.P.


                                 By:     __________________________________,
                                 Name: Daniel Schwartz
                                 Its:     General Partner
                                 $50,000


                                 ----------------------------------------
                                 Neil Flanzraich
                                 $50,000.00


                                 ------------------------------------------
                                 Martin D. Shafiroff
                                 $100,000.00



                                 ------------------------------------------
                                 Gerald M. Wetzler
                                 $400,000.00




                                 ------------------------------------------
                                 Robert L. Frome
                                 $36,000.00



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                                 ------------------------------------------
                                 Robert Eide
                                 $10,000.00



                                 HOWARD M. LORBER IRREVOCABLE
                                 TRUST


                                 By:
                                    ---------------------------------------
                                     Robert Eide, as Trustee
                                     $64,000.00



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                                  SCHEDULE 1

Lender                                                            Amount
------                                                            ------

Gerald M. Wetlzer                                                 $ 400,000

York Capital Management, L.P.                                     $  50,000

Martin D. Shafiroff                                               $ 100,000

Neil Flanzraich                                                   $  50,000

Robert L. Frome                                                   $  36,000

Robert Eide                                                       $  10,000

Howard Lorber                                                     $  64,000
                                                                  --------
                                            Total:                $ 710,000





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